Victory Funds

Victory S&P 500 Index Fund

Supplement dated June 1, 2018
to the Summary Prospectus dated November 1, 2017 (“Prospectus”)

The following replaces, in its entirety, the section titled “Portfolio Managers” found on page 5 of the Summary Prospectus.

Mannik Dhillon serves as President, VictoryShares and Solutions, for the Adviser. He has been a Portfolio Manager of the fund since May 2018.

Stephen Hammers is the Chief Portfolio Strategist of VictoryShares and has been a Portfolio Manager of the Fund since January 2016.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.